UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2011

BRUKER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.  Results of Operations and Financial Condition

On August 8, 2011, Bruker Corporation (the “Company”) will make a presentation to investors at the Company’s headquarters.  The presentation materials, a copy of which are attached hereto as Exhibit 99.1, on slide 5 contain certain previously non-public information relating to the Company’s order backlog as of June 30, 2011.

The information in this Current Report on Form 8-K, including exhibits attached hereto and the information under Item 7.01 below, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference therein.

Section 7 — Regulation FD

Item 7.01               Regulation FD Disclosure.

The information set forth in Item 2.02 is incorporated herein in its entirety.  Additionally, slide 22 of the presentation materials attached hereto as Exhibit 99.1 contains previously non-public information relating to a recent order for the Company’s detection devices.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

Number

99.1	August 8, 2011 PowerPoint Presentation to Investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION
(Registrant)

Date: August 8, 2011	By:	/s/ Frank H. Laukien
Frank H. Laukien, Ph.D.
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Name	Location

99.1	August 8, 2011 PowerPoint Presentation to Investors	Furnished herewith*

*            Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.